UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 29, 2017

Date of Report (date of earliest event reported)

AMBARELLA, INC.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-35667	98-0459628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3101 Jay Street

Santa Clara, CA 95054

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 734-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 29, 2017, the Board of Directors (the “Board”) of Ambarella, Inc. (the “Company”) appointed Dr. Hsiao-Wuen Hon as an independent director to the Board and as a member of the Board’s Compensation Committee.

Dr. Hon, age 54, is currently the Corporate Vice President, Asia-Pacific R&D Group Chairman of Microsoft Corporation (“Microsoft”), a position he has held since October 2015. Previously, beginning in November 2007, he served as Managing Director of Microsoft Research Asia. Dr. Hon has been employed at Microsoft since 1995 in various capacities, including Deputy Managing Director of Microsoft Research Asia, Chief Architect of the Natural Interaction Service Division, and Principal Researcher. Prior to joining Microsoft, Dr. Hon served as Technology Director of the Apple-ISS Research Center on behalf of Apple Corporation. Dr. Hon received a Bachelor of Science degree in Electrical Engineering from National Taiwan University, a Master of Science degree in Computer Science, Artificial Intelligence from Carnegie Mellon University, and a Ph.D. degree in Computer Science, Artificial Intelligence, Speech Recognition from Carnegie Mellon University.

As a member of the Company’s Board of Directors, Dr. Hon will receive the Company’s standard compensation for non-employee directors and will sign the Company’s form Indemnification Agreement. Additionally, Dr. Hon will receive an initial restricted stock unit award with a value of $200,000 which will vest quarterly over 12 months commencing September 15, 2017, consistent with the terms of the annual grants made to continuing non-employee directors. The Company previously disclosed the standard arrangements for non-employee directors in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2017. The Board has determined that Dr. Hon is independent in accordance with the relevant rules and regulations of the Securities and Exchange Commission and listing standards of NASDAQ. There are no arrangements or understandings between Dr. Hon and any other person pursuant to which he was selected as a director of the Company. There are no transactions between Dr. Hon and the Company that would be reportable under Item 404(a) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2017	Ambarella, Inc.

/s/ George Laplante
George Laplante
Chief Financial Officer